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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported):          July 24, 1998
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                           THE LEARNING COMPANY, INC.
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             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


        1-12375                                            94-2562108
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(Commission File Number)                       (IRS Employer Identification No.)


One Athenaeum Street, Cambridge, Massachusetts                          02142
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    (Address of principal executive offices)                          (Zip Code)


                                 (617) 494-1200
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               Registrant's Telephone Number, Including Area Code


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)





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Item 5.  OTHER EVENTS.

         On July 30, 1998, The Learning Company, Inc., a Delaware corporation (the "Registrant"), entered into an Underwriting Agreement with Tribune Company and Smith Barney, Inc., as representative of the several underwriters named in
Schedule I attached thereto, relating to the sale by Tribune Company of 6 1/4% Exchangeable Notes due August 15, 2001, which are subject to exchange into shares of common stock, $.01 par value per share (the "Common Stock"), of the Registrant (the "Tribune Shares"). The Tribune Shares are included in a Registration Statement on Form S-3 (File No. 333-02385), as amended, filed by the Registrant under the Securities Act of 1933, as amended (the "Act").

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c) See Exhibit Index attached hereto.

Item 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

         On July 24, 1998, the Registrant issued 4,404 shares of the Registrant's Common Stock (the "Shares") to four foreign investors (the "Sellers") in connection with the Registrant's purchase of a Norwegian software distribution company.

         The Registrant has relied upon the exemption from registration under Regulation S promulgated under the Act. The basis for this exemption is the representation that the Sellers are not "U.S." persons within the meaning of Regulation S and the Shares will not be offered or sold in the United States or to a "U.S." person unless covered by an effective registration statement or an applicable exemption from the registration requirement of the Act is available.






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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: August 3, 1998              THE LEARNING COMPANY, INC.
                                      (Registrant)



                                  By: /s/ Neal S. Winneg
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                                      Neal S. Winneg
                                      Senior Vice President and General Counsel




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                                  EXHIBIT INDEX


Exhibit
Number         Description
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 1             Underwriting Agreement, dated July 30, 1998, by and among Tribune
               Company, The Learning Company, Inc. and Smith Barney, Inc., as representative of the several underwriters named on Schedule I attached thereto.




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